UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                       Date of Report   December 3, 2006

                            Denim Apparel Group Inc.
            --------------------------------------------------------
            (Exact name of registration as specified in its charter)


            Nevada                        0-09322                 88-0419183
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                    3028 Commercial Ave, Northbrook IL 60062
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               (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                            Denim Apparel Group Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.01   Changes in Control of Registrant


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 3, 2006, the Registrant terminated the services of Bart Silberman for creative differences. Mr. Silberman was the President of Moonlight Graham Inc., the wholly owned subsidiary of the Registrant.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Denim Apparel Group Inc.



Dated:  March 23, 2007                             s/s Eric Joffe
                                                   -----------------------------
                                                   Eric Joffe, CEO